UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Semiannual report
3|31|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

The final months of 2010 were an unusually turbulent period for the bond markets. How did that volatility affect Putnam Tax Exempt Income Fund’s performance over the first half of its fiscal year?

It was a volatile period for the fixed-income markets, especially for municipal bonds. In early November, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over the next several months in a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk-taking. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market.

In addition, the media’s coverage of state budget challenges took on a more dire tone during the final months of 2010, with predictions of widespread defaults becoming increasingly common. As a result, sentiment turned sharply negative, and investors pulled money out of municipal bond holdings at a rapid pace. In the first quarter of 2011, the municipal bond market was far more stable, but there is still a significant amount of investor uncertainty surrounding a number of issues — from interest rates to the potential for tax reform.

The past six months have been challenging, and while it is always difficult to report a loss, I am pleased to report that the fund has outperformed its Lipper peer group average over the 1-, 3-, 5-, and 10-year periods ended March 31, 2011.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

What accounts for the difference between the fund’s performance and that of the benchmark?

The benchmark is constructed somewhat differently than the fund. As active managers, we look for what we believe are the most attractive areas of the market from a risk/return perspective. Throughout the past six months, we’ve held an overweight position in securities rated A and Baa, which have a somewhat higher perceived credit risk than AA-rated securities. For reference, AAA is the highest bond rating and indicates the lowest relative risk of default among rated securities. We believed that the A/Baa segment of the market generally was undervalued. When investors pulled money out of municipal bonds and municipal bond funds during the fourth quarter, the entire market declined, but since January, higher-rated bonds performed better than the lower-rated segments of the market. As a result, the benchmark index, which has a larger exposure to higher-rated securities, posted higher returns.

I should also point out that the benchmark is constructed so that the various maturity “buckets” — the short-, intermediate-, and long-term bonds tracked by the benchmark — all have a relatively equal contribution to the benchmark’s duration. Duration, as a reminder, measures a portfolio’s sensitivity to interest-rate changes. The fund, on the other hand, has a more limited exposure to shorter-term securities — specifically, those with maturities of less than five years. As a result, the fund’s slightly longer duration detracted from relative performance as interest rates rose during the period.

Top ten state allocations are shown as a percentage of the fund’s net assets as of 3/31/11. Investments in Puerto Rico represented 5.7% of net assets. Holdings will vary over time.

How has the increase in Treasury rates affected the municipal bond market?

By way of background, when interest rates increase, the prices of existing bonds generally decline as the fixed interest rates they offer become less attractive to investors. So when interest rates in the Treasury market change, the rest of the taxable fixed-income market generally moves with them.

Municipal bonds’ relation to Treasuries is a little more complex. Because municipal bonds offer tax-exempt income, their yields generally are lower than those of comparable Treasuries, whose interest is taxed as ordinary income. Over the long term, municipal bonds have offered yields between 85% and 100% of comparable Treasuries, broadly speaking. Since 2008, however, amid forced selling and some unusual supply/demand characteristics, pretax yields in the municipal market have often been at 100% or more of Treasuries.

That ratio continues to hover at or above the 100% threshold today for 30-year maturities. We believe that if interest rates continue to rise, municipal bonds won’t necessarily decline to the same degree as taxable bonds, given that high yield ratio.

Credit qualities are shown as a percentage of net assets as of 3/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

What effect has recent legislation — both enacted and proposed — had on the tax-exempt bond market?

It has been a very busy period from a policy perspective. First, at the end of 2010, the popular Build America Bonds — or “BABs” — program expired. The program was authorized by the 2009 stimulus bill to allow states and municipalities to issue bonds in the taxable market by offering an accompanying subsidy payment to the municipal issuer from the federal government. All 50 states issued BABs during the life of the program, and, despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

The expiration of the BABs program caused a significant spike in supply at the end of 2010. To lock in the federal subsidy BABs offered, many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would bring lighter issuance, and, in fact, issuance year to date has been even lower than expected, which has helped price stability recently.

Speculation about changes to tax policy also has affected the market. Given the ongoing struggle to reduce the federal deficit, a number of proposals are now on the table. Simplification of the tax code is one possibility, with changes to a number of the existing marginal rates. In a market dominated by individual investors, the relative attractiveness of municipal bonds is driven

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

in large part by income tax rates, and any changes to those rates could affect investors’ decisions as they reexamine their portfolios.

Investors also should be aware that there are a number of proposals under consideration in Washington, D.C. that could affect the way that municipal bonds are issued in the future. For example, one proposal suggests replacing traditional tax-exempt bonds with tax credit bonds. It is very important to note that no current proposal would affect the tax-exempt nature of currently outstanding bonds, which is to say they would be grandfathered. It is difficult to say how these proposals will fare as part of the overall attempts to reduce the federal deficit, but the debate could add to investor uncertainty.

How did you position the portfolio during the past six months?

Adhering to a strategy we have held for some time, we continued to position the portfolio to benefit from improving fundamentals in the municipal bond market. As I mentioned earlier, we believed essential service revenue bonds remained attractive, and we held an overweight position in A- and Baa-rated securities relative to the fund’s benchmark. Over the period, this detracted from returns relative to the benchmark, as lower-rated securities lagged the overall market’s returns. Within our credit positioning strategy, the fund’s overweight exposure to California state general obligation bonds helped relative returns. Our holdings in Puerto Rico bonds produced more mixed results. Puerto Rico securities tend to be highly liquid, heavily traded positions in the municipal bond market, and the territory’s bonds generally lagged the market over the past six months.

We continued to limit the fund’s exposure to local general obligation bonds, or “G.O.s,” which are securities issued at the city or county level that are not tied to any particular revenue stream. We believe that as the federal government looks to reduce transfer payments to the states and as states, in turn, seek to close their deficits by reducing spending, these types of bonds are at risk for downgrades or other headline-driven price volatility. Unlike state general obligation bonds, local G.O.s rely more on property tax revenue rather than income or sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources. For those reasons, limiting our exposure in this area of the market generally has been beneficial.

We have also been maintaining a modestly larger cash position than is usual. We believe that given the heightened uncertainty in the market and the potential for ongoing volatility, adopting a slightly more defensive stance is prudent. This positioning also gives us greater flexibility to purchase attractive bonds without necessarily having to sell an existing position to raise cash.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Generally, debt service is one of the top priorities of payment for a state. For example, debt service payments in California are second only to education. Debt service for states is also normally a small part of the budget. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011 compared with last year — and although it has been lighter than expected year to date — the market is anticipating an uptick in new issuance, which could put pressure on yield levels.

Moreover, there is increased uncertainty surrounding the future of tax rates. Although the Bush-era tax rates were extended in December 2010 for another two years, legislators are now discussing a tax code overhaul, and it’s unclear what future rates will be, particularly for top income earners. In addition to the uncertainty at the federal level, state budget shortfalls and pension liabilities could increase pressure to raise state income taxes. Additionally, government policymakers are showing increased interest in states’ financial conditions, which could spur more media attention and add volatility to the municipal bond market.

All in all, we anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with longer time horizons, we remain confident that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund is managed by Paul Drury and Susan McCormack.

IN THE NEWS

Municipal bonds’ tax-exempt income status is under fire by Washington lawmakers. A recently proposed bill would change the tax treatment of municipal bonds’ distributions, taxing all interest payments but also offering a tax credit for 25% of the interest income earned. The bill would likely make municipal bonds a less attractive option for individual investors, particularly those in the top three income tax brackets. But it could encourage institutional and foreign buyers to re-enter the municipal market. Both had been a significant source of demand for bonds issued under the now-expired Build America Bonds program. This is not the first time lawmakers have considered revoking the tax exemption for municipal bonds in order to generate more revenue, but each time the effort has failed.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.68%	6.56%	5.89%	5.89%	5.82%	5.82%	6.27%	6.16%	6.71%

10 years	45.89	39.91	37.09	37.09	34.74	34.74	41.64	37.02	47.11
Annual average	3.85	3.42	3.20	3.20	3.03	3.03	3.54	3.20	3.94

5 years	16.78	12.18	13.30	11.43	12.16	12.16	14.99	11.26	17.76
Annual average	3.15	2.33	2.53	2.19	2.32	2.32	2.83	2.16	3.32

3 years	10.52	6.15	8.55	5.67	7.89	7.89	9.48	6.03	11.28
Annual average	3.39	2.01	2.77	1.86	2.56	2.56	3.07	1.97	3.63

1 year	0.92	–3.11	0.30	–4.53	0.13	–0.84	0.64	–2.59	1.16

6 months	–4.60	–8.37	–4.90	–9.56	–4.95	–5.88	–4.72	–7.77	–4.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/11

	Barclays Capital Municipal	Lipper General Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	— †	5.83%

10 years	57.65%	41.46
Annual average	4.66	3.50

5 years	22.49	13.47
Annual average	4.14	2.52

3 years	14.01	9.22
Annual average	4.47	2.96

1 year	1.63	0.41

6 months	–3.68	–4.78

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 264, 259, 229, 201, 169, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.191090		$0.164772	$0.158893	$0.179830		$0.200314

Capital gains [2]	—		—	—	—		—

Total	$0.191090		$0.164772	$0.158893	$0.179830		$0.200314

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/10	$8.71	$9.07	$8.71	$8.72	$8.73	$9.02	$8.72

3/31/11	8.12	8.46	8.12	8.13	8.14	8.41	8.13

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.78%	4.58%	4.14%	3.99%	4.49%	4.35%	4.99%

Taxable equivalent [4]	7.35	7.05	6.37	6.14	6.91	6.69	7.68

Current 30-day SEC yield [5]	N/A	4.14	3.68	3.53	N/A	3.90	4.59

Taxable equivalent [4]	N/A	6.37	5.66	5.43	N/A	6.00	7.06

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 3/31/11	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.65	$6.71	$7.44	$5.01	$2.58

Ending value (after expenses)	$954.00	$951.00	$950.50	$952.80	$955.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.67

Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	FRB Floating Rate Bonds
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
Cmnwlth. of PR Gtd. Commonwealth of	Association Collateralized
Puerto Rico Guaranteed	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FGIC Financial Guaranty Insurance Company	Radian Insd. Radian Group Insured
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes
FNMA Coll. Federal National Mortgage
Association Collateralized

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value

Alabama (1.0%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 1/2s, 10/1/37	Aaa	$1,600,000	$1,651,600

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,581,705

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	5,000,000	4,588,650

Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	3,500,000	3,536,750

			11,358,705
Arizona (2.0%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,850,000	3,594,591

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	5,255,000	5,332,196

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	1,723,220

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5 1/8s, 5/15/40	A–	3,500,000	3,084,270

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,560,535

Mesa, Util. Syst. Rev. Bonds, FGIC, NATL,
7 1/4s, 7/1/12	AA–	3,635,000	3,915,368

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	488,535

			21,698,715
California (9.3%)
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco
Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	4,624,850

CA Edl. Fac. Auth. Rev. Bonds
(Scripps College), 5s, 8/1/31	A1	500,000	469,015
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,140,047

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

California cont.
CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	A	$5,750,000	$4,531,690

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, NATL,
5s, 5/1/23	BBB	640,000	599,283

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5 1/4s, 2/1/37	Baa2	4,100,000	3,239,861

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	10,000,000	10,807,100
5 3/4s, 4/1/31	A1	15,000,000	15,376,050
5 1/2s, 3/1/40	A1	10,300,000	9,924,462
5s, 11/1/30	A1	5,000	4,807
FGIC, NATL, 5s, 6/1/26	A1	5,000,000	5,018,050

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	5,000,000	5,114,350

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	10,000,000	10,440,700
Ser. I-1, 6 1/8s, 11/1/29	A2	2,000,000	2,073,360
Ser. A-1, 6s, 3/1/35	A2	3,100,000	3,104,030

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	Aa3	200,000	192,332

Golden State Tobacco Securitization Corp. Rev.
Bonds (Tobacco Settlement), Ser. B, AMBAC, FHLMC
Coll., 5s, 6/1/38 (Prerefunded 6/1/13)	Aaa	530,000	575,326

Los Angeles, Unified School Dist. G.O. Bonds, Ser. I,
5s, 7/1/26	Aa2	5,000,000	4,999,600

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	2,250,000	2,285,145

Port Oakland, Rev. Bonds, Ser. L, FGIC, NATL
5 3/8s, 11/1/27	A2	7,930,000	7,264,594
5 3/8s, 11/1/27 (Prerefunded 11/1/12)	A2	990,000	1,060,943

Riverside Cnty., Asset Leasing Corp. Leasehold Rev.
Bonds (Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A2	4,000,000	1,418,360

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	A	7,500,000	3,451,800

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/26	Aa3	9,560,000	3,722,090

			101,437,845
Colorado (1.9%)
CO Edl. & Cultural Fac. Auth. VRDN (National
Jewish Federation Bond), Ser. A1, 0.23s, 9/1/33	VMIG1	7,245,000	7,245,000

CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	1,500,000	1,225,350
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	987,480
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,043,750

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa1	1,750,000	1,651,615

CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	2,520,000	2,482,225
6 1/4s, 12/15/33	A3	3,000,000	3,027,660

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Colorado cont.
E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	$13,000,000	$1,964,040

Regl. Trans. Dist. Rev. Bonds (Denver Trans. Partners),
6s, 1/15/41	Baa3	750,000	675,473

			20,302,593
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care
Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	650,000	590,207

CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	2,986,860

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. B,
6 1/8s, 1/1/14	BB/P	1,000,000	999,510

			4,576,577
Delaware (0.5%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,651,533
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	3,563,154

			5,214,687
District of Columbia (0.7%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26	AA+	5,005,000	5,138,684

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5s, 2/1/25	A3	1,035,000	1,014,693

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	1,706,540

			7,859,917
Florida (9.0%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	4,000,000	4,240,480

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	A1	2,500,000	2,513,075

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp., Inc.), Ser. A, 5 3/4s, 8/15/29	Baa1	2,500,000	2,315,575

FL Hsg. Fin. Corp. Rev. Bonds
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 3/4s, 1/1/37	Aa1	1,040,000	1,086,426
(Noah’s Landing Apts.), Ser. H-1, AGM, 5 3/8s,
12/1/41	AA+	1,710,000	1,601,637
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll,
FHLMC Coll., 4.95s, 7/1/37	Aa1	1,240,000	1,178,769

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A1	3,300,000	3,181,134

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	18,500,000	21,509,580

Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31
(Prerefunded 11/15/11)	AAA/P	1,000,000	1,043,670

Hillsborough Cnty., Cmnty. Investment Tax Rev.
Bonds, AMBAC, 5s, 5/1/24	AA+	1,250,000	1,307,775

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(9/1/13) (Tampa Elec. Co.), Ser. B, 5.15s, 9/1/25	Baa1	1,125,000	1,194,154
(3/15/12) AMBAC, 5s, 12/1/34	Baa1	1,350,000	1,386,410

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Florida cont.
Kissimmee, Util. Auth. Rev. Bonds, AGM, 5 1/4s,
10/1/18	Aa3	$2,270,000	$2,391,036

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	5,589,595

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	BB–/P	2,500,000	1,927,625

Leesburg, Cap. Impt. Rev. Bonds, FGIC, NATL,
5 1/4s, 10/1/27	A1	1,600,000	1,615,712

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	1,000,000	957,370
6.7s, 11/15/19	Ba1	3,700,000	3,728,194

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa2	5,000,000	5,065,000

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/41	A2	5,000,000	4,302,900

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, NATL, 5 1/4s, 7/1/26	A	3,000,000	3,040,710

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), Ser. A, NATL,
6 1/4s, 10/1/18	A2	3,000,000	3,336,690

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	4,454,800

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B+/P	280,000	162,756

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	1,864,220

South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A,
5.7s, 5/1/35	B/P	455,000	314,542

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23	AA+	4,300,000	4,325,198

Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15
(Escrowed to maturity)	AA+	4,800,000	5,830,368

Sunrise, Util. Syst. Rev. Bonds, AMBAC
5.2s, 10/1/22	AA–	3,405,000	3,687,785
5.2s, 10/1/22 (Prerefunded 10/1/18)	AA–	2,590,000	2,907,456

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB–/P	100,000	73,322

Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	870,000	789,281

			98,923,245
Georgia (1.4%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson
Intl. Arpt.), Ser. A, 5s, 1/1/35	A1	2,000,000	1,859,580

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	4,662,675

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AAA	845,000	985,278

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,321,550

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Georgia cont.
Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A+	$370,000	$370,570

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,136,533

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,953,101

			15,289,287
Illinois (3.0%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5s, 1/1/40	A1	3,700,000	3,169,827

Chicago, Waste Wtr. Transmission VRDN, Ser. C-2,
0.22s, 1/1/39	VMIG1	1,210,000	1,210,000

Chicago, Wtr. Rev. Bonds, AGM, 5s, 11/1/25	AA+	4,750,000	4,797,548

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29	Aa2	1,250,000	1,218,888

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,269,328

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	350,000	370,188
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A2	2,520,000	2,665,354
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,500,000	5,457,210
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,100,187
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	3,884,680
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	853,710
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB/P	3,000,000	2,380,380

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	AA+	1,000,000	1,016,500

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,093,713

			32,487,513
Indiana (2.0%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	6,150,000	6,239,360

IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.23s, 10/1/32	A–1+	1,775,000	1,775,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,425,190

IN State Fin. Auth. Edl. Fac. VRDN
(Depauw U.), Ser. A, 0 1/4s, 7/1/36	VMIG1	500,000	500,000
Ser. A-1, 0.21s, 2/1/37	VMIG1	1,100,000	1,100,000

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	4,500,000	4,815,090

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,696,650
NATL, 5.6s, 11/1/16	Baa1	2,750,000	2,967,745

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.),
Radian Insd., 5 1/2s, 11/1/32	A–	500,000	443,460

			21,962,495
Iowa (1.0%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D,
GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	200,000	204,496

IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), 9 1/4s, 7/1/25 (Prerefunded 7/1/11)	AAA	7,095,000	7,449,750

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Iowa cont.
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care Initiatives),
Ser. A, 5 1/2s, 7/1/21	BB+	$2,500,000	$2,195,525

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	539,438

			10,389,209
Kansas (0.8%)
KS State Dev. Fin. Auth. Rev. Bonds
Ser. K, NATL, 5 1/4s, 11/1/26	Aa2	1,355,000	1,446,354
Ser. K, NATL, 5 1/4s, 11/1/25	Aa2	1,620,000	1,735,004
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	2,572,648

KS State Dev. Fin. Auth. Hlth. Fac. Rev. Bonds
(Stormont-Vail Hlthcare, Inc.), Ser. L, NATL,
5 1/8s, 11/15/32	A2	1,260,000	1,184,942

Lenexa, Hlth. Care Rev. Bonds (LakeView Village),
Ser. C, 6 7/8s, 5/15/32 (Prerefunded 5/15/12)	AAA	500,000	541,185

Lenexa, Hlth. Care Fac. Rev. Bonds, 5 1/2s, 5/15/39	BB/P	1,500,000	1,039,230

			8,519,363
Kentucky (0.9%)
Breckinridge Cnty., Lease Program VRDN, Ser. A,
0.22s, 2/1/32	VMIG1	675,000	675,000

Christian Cnty., Assn. of Cnty. Leasing Trust
VRDN, Ser. B, 0.22s, 8/1/37	VMIG1	770,000	770,000

KY Econ. Dev. Fin. Auth. Rev. Bonds
(Louisville Arena), Ser. A-1, AGO, 6s, 12/1/42	AA+	3,500,000	3,511,760

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Hlth. Care, Inc.), 5s, 10/1/30	A–	4,000,000	3,519,680

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	855,000	822,903

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,026,210

			10,325,553
Louisiana (0.6%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A3	5,000,000	4,926,950

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 1/2s, 5/15/30	A	2,275,000	2,161,387

			7,088,337
Maine (—%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
Ser. C, AGM, 5 3/4s, 7/1/30	AA+	50,000	50,549

			50,549
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,100,000	1,237,984

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (Washington Cnty. Hosp.)
6s, 1/1/43	BBB–	1,590,000	1,461,703
5 3/4s, 1/1/38	BBB–	1,000,000	900,700

			3,600,387

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Massachusetts (4.3%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5.7s, 1/1/31	AA	$5,195,000	$4,986,577

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5s, 1/1/37	A	6,750,000	6,168,623

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	983,784
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,060,486
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	1,676,000

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	525,000	588,940
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	2,726,272
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	4,750,000	4,751,378
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa1	900,000	902,466
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	980,760
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	1,065,000	1,067,545
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	3,827,680
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	1,910,220
(Springfield College), 5 5/8s, 10/15/40	Baa1	1,000,000	918,740
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	567,546
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	333,873
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A3	1,050,000	1,009,974
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	Aa2	3,305,000	3,258,102
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	3,820,790

MA State Hlth. & Edl. Fac. Auth. VRDN
(Museum of Fine Arts), Ser. A2, 0.23s, 12/1/37	VMIG1	550,000	550,000

MA State Port Auth. Rev. Bonds, 13s, 7/1/13	AA–/P	2,800,000	3,236,800

			47,326,556
Michigan (2.4%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	BB	500,000	396,345
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	3,120,000	2,841,290

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA+	4,040,000	4,254,564

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
7 3/8s, 7/1/35	Ba1	2,500,000	2,405,650

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	535,000	514,210

MI Higher Ed. Fac. Auth. VRDN (U. of Detroit),
0.23s, 11/1/36	VMIG1	675,000	675,000

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,503,725
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	8,160,000	6,828,533
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AAA	915,000	1,036,338

MI State Strategic Fund Mandatory Put Bonds
(6/2/14) (Dow Chemical), Ser. A-1, 6 3/4s,
12/1/28	BBB–	700,000	753,949

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(6/1/13) (Dow Chemical), 5 1/2s, 12/1/28	Baa3	3,500,000	3,654,315

U. of MI VRDN (Hosp.), Ser. A, 0.22s, 12/1/37	VMIG1	700,000	700,000

			26,563,919

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Minnesota (0.9%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	$1,600,000	$1,608,768

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	2,000,000	1,882,740

MN Agricultural & Econ. Dev. Board Rev. Bonds
(Evangelical Lutheran), 6s, 2/1/27	A3	1,625,000	1,639,495

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf
College), Ser. 5-M2, 0.23s, 10/1/20	VMIG1	805,000	805,000

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. H, 4.3s, 1/1/13	Aa1	565,000	577,622

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	2,155,000	1,910,903

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,076,813

St. Paul, Port Auth. VRDN (MN Pub. Radio),
Ser. 7, 0.24s, 5/1/25	VMIG1	250,000	250,000

Winona, Hlth. Care Fac. Rev. Bonds (Winona Hlth.
Oblig. Group), Ser. A, 6s, 7/1/34	BBB–	500,000	467,345

			10,218,686
Mississippi (0.4%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	2,927,760

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,285,000	1,344,701

			4,272,461
Missouri (0.4%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,330,955

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. A, 0 1/4s, 9/1/30	VMIG1	1,500,000	1,500,000
(Sisters of Mercy Hlth.), Ser. B, 0.22s, 6/1/16	VMIG1	660,000	660,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1, GNMA
Coll., FNMA Coll., 7.45s, 9/1/31	AAA	150,000	154,458
(Single Fam. Home Ownership Loan), Ser. A-1,
GNMA Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	160,000	168,480

			4,813,893
Montana (0.2%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 0.23s, 12/1/25	VMIG1	1,750,000	1,750,000

			1,750,000
Nebraska (—%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Ba3	370,000	363,803

			363,803
Nevada (0.8%)
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Baa2	7,570,000	6,681,509

Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB+/P	1,635,000	1,638,499

			8,320,008

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

New Hampshire (0.6%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	$1,000,000	$844,040

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care
Syst.-Covenant Hlth.), 6 1/8s, 7/1/31
(Prerefunded 1/1/12)	A	4,000,000	4,196,600

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	1,910,720

			6,951,360
New Jersey (5.4%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds (Perth
Amboy Muni. Complex), FGIC, NATL, 5s, 3/15/31	BBB–/P	3,500,000	2,991,240

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded 11/15/11)	AAA/F	3,150,000	3,314,588
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	3,436,570
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	9,750,000	9,035,715
(School Fac. Construction), Ser. AA, 5 1/4s,
12/15/33	Aa3	5,500,000	5,399,405
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	6,984,040

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr.), Ser. B, 5.6s, 11/1/34	A2	2,000,000	1,906,920
(American Wtr. Co.), Ser. D, 4 7/8s, 11/1/29	A2	1,100,000	1,019,381

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,250,000	6,024,438
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,000,000	1,686,660
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,000,000	2,370,570

NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	AA–	8,760,000	3,801,227

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,252,880

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	3,000,000	2,904,660

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded 6/1/13)	Aaa	2,000,000	2,257,000
6 3/8s, 6/1/32 (Prerefunded 6/1/13)	Aaa	1,775,000	1,947,654
6 1/8s, 6/1/42 (Prerefunded 6/1/12)	Aaa	1,600,000	1,704,912

			59,037,860
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	1,767,948
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa2	4,500,000	4,247,145

U. of NM Rev. Bonds (Hosp. Mtg.), AGM, FHA Insd.,
5s, 1/1/24	AA+	2,000,000	2,021,280

			8,036,373
New York (6.4%)
Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,027,160

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	281,688

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	10,510,000	9,423,371

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	$200,000	$157,338

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa3	10,900,000	12,400,494
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	12,485,000	14,275,099
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	578,124
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	751,028
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa3	23,100,000	26,201,406
(Brooklyn Law School), Ser. B, SGI, 5 3/8s, 7/1/22	Baa1	1,000,000	1,010,300

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	536,515

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	602,820

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s,
10/1/19	BB+/P	2,200,000	2,074,072
(Kennedy Intl. Arpt. — 4th Installment), 6 3/4s,
10/1/11	BB+/P	75,000	75,239

			70,394,654
North Carolina (1.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,405,900
AMBAC, 6s, 1/1/18	Baa1	7,000,000	7,974,470

NC Hsg. Fin. Agcy. FRB (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	605,000	620,912

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,170,579

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge.-Forest at Duke), 6 3/8s, 9/1/32
(Prerefunded 9/1/12)	AAA/P	3,000,000	3,229,740

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	1,200,000	1,189,824

			16,591,425
Ohio (5.7%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth. Care),
Ser. B, 0.22s, 10/1/31	VMIG1	1,600,000	1,600,000

American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A, 5s, 2/15/38	A1	5,000,000	4,677,550

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2
5 3/4s, 6/1/34	Baa3	27,100,000	18,682,740
5 1/8s, 6/1/24	Baa3	4,905,000	3,740,063

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,296,613

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA+	5,000,000	5,032,400

Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30	A1	3,500,000	3,527,020

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, 5s, 11/1/28	Aaa	2,000,000	2,140,320

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Mandatory Put Bonds
(7/1/15) (Kenyon College), 4.95s, 7/1/37	A1	$5,300,000	$5,695,168

OH State Higher Edl. Fac. Rev. Bonds (Case Western
Reserve U.), 5 1/2s, 10/1/22 (Prerefunded 10/1/12)	AA–	1,000,000	1,075,160

OH State Higher Edl. Fac. Commn. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	5,000,000	5,153,400

Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.),
5 1/2s, 2/15/28	A2	5,000,000	4,834,400

			62,454,834
Oklahoma (0.9%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	475,000	463,904

OK State Tpk. Auth. VRDN
Ser. E, 0.22s, 1/1/28	VMIG1	5,600,000	5,600,000
Ser. F, 0.22s, 1/1/28	VMIG1	2,000,000	2,000,000

Tulsa, Arpt. Impt. Trust Rev. Bonds, Ser. A,
5 3/8s, 6/1/24	A3	2,200,000	2,218,964

			10,282,868
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	2,000,000	2,012,840

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	60,000	60,390

			2,073,230
Pennsylvania (2.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,404,016
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB–	2,650,000	1,810,136

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.), 7 1/4s, 7/1/24
(Prerefunded 7/1/12)	AAA/P	500,000	551,030

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	1,465,000	1,455,683
5.15s, 1/1/18	BBB+	665,000	663,078

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Aa3	5,500,000	5,599,330

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	1,275,000	1,152,626

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	913,480

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	2,954,315

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	BBB+/F	500,000	510,735

PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A , 6 1/4s, 11/1/31	A1	1,000,000	1,004,040

PA Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 110B, 4 3/4s, 10/1/39	AA+	2,400,000	2,235,360

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,000,000	953,420

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, Arpt. Rev. Bonds, Ser. D, 5 1/4s,
6/15/25	A+	$2,750,000	$2,687,933

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/11
(In default) †	D/P	5,415,577	542

Pittsburgh & Allegheny Cnty., Passports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA+	3,000,000	2,793,270

West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB+	500,000	476,525

			28,165,519
Puerto Rico (5.6%)
Cmnwlth. of PR, G.O. Bonds
Ser. B, 6s, 7/1/39	A3	7,000,000	6,697,040
Ser. A, 5 1/4s, 7/1/22	A3	850,000	830,195

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa1	3,400,000	3,147,618

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	2,586,000
Ser. TT, 5s, 7/1/37	A3	5,000,000	4,192,800
Ser. RR, FGIC, NATL, 5s, 7/1/23	A3	4,395,000	4,292,465

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. B, 5s, 12/1/13	A3	250,000	264,235

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. K, 5s, 7/1/17	A3	2,900,000	2,950,721

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds
(Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	250,000	250,458
(Auxilio Mutuo Oblig. Group), Ser. A, NATL,
6 1/4s, 7/1/16	A–	3,015,000	3,025,040

Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds,
Ser. A, 5 1/4s, 8/1/24	A3	750,000	723,053

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	A3	1,895,000	1,918,744
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	A3	8,000,000	8,418,880
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	A3	2,220,000	1,859,872

Cmnwlth. of PR, Pub. Fin. Corp. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 8/1/30	Baa1	175,000	177,352

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	15,000,000	14,790,000
Ser. C, 5 1/4s, 8/1/41	A1	4,500,000	4,002,210

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24 (Puerto Rico)	Baa1	1,000,000	940,160

			61,066,843
South Carolina (0.9%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	A1	5,000,000	4,840,250

Florence Cnty., Hosp. Rev. Bonds (McLeod Regl.
Med. Ctr.), Ser. A, AGM, 5 1/4s, 11/1/23	AA+	2,500,000	2,554,525

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

South Carolina cont.
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aa1	$655,000	$669,495

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	1,115,000	1,241,820
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	135,000	150,355

			9,456,445
South Dakota (0.1%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.55s, 5/1/18	AAA	1,000,000	1,016,060

			1,016,060
Tennessee (1.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	5,000,000	5,492,150
(Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	4,550,000	4,131,992

Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,088,640

TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5 1/4s, 9/1/20	Ba3	4,000,000	3,886,120

			15,598,902
Texas (11.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	715,000	595,566
5 7/8s, 11/15/18	B+/P	3,880,000	3,523,156

Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG
5s, 2/15/25	Aaa	2,000,000	2,133,620
5s, 2/15/24	Aaa	2,000,000	2,160,940

Angleton, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,233,329

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AA+	2,550,000	2,653,811

Brazoria Cnty., Brazos River Harbor Naval Dist.
Env. FRB (Dow Chemical Co.), Ser. A-4, 5.95s,
5/15/33	BBB–	1,100,000	1,065,768

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB–	3,450,000	3,398,802

Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	9,418,585

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	3,260,000	3,629,065

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.22s, 9/1/31	VMIG1	1,100,000	1,100,000

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,691,670

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Texas cont.
Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B,
AGM, 5s, 10/1/16	AA+	$750,000	$820,470

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	3,586,650

Lower CO River Auth. Rev. Bonds
Ser. A, 7 1/4s, 5/15/37	A1	35,000	37,515
Ser. A, 7 1/4s, 5/15/37 (Prerefunded 5/15/15)	A/P	1,965,000	2,418,208
5 3/4s, 5/15/37	A1	1,200,000	1,218,312
5 3/4s, 5/15/28	A1	2,000,000	2,089,720

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	3,630,000	3,800,828

Matagorda Cnty., Poll. Control Rev. Bonds
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	1,926,495

Montgomery Cnty., G.O. Bonds, Ser. A, AGM, 5s,
3/1/21	AA+	1,750,000	1,869,770

North TX Thruway Auth. Rev. Bonds
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	2,935,290
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	4,897,850
Ser. D, AGO, zero %, 1/1/28	AAA	11,620,000	4,174,717

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	5,200,000	5,472,688
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,578,895

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6 1/2s, 1/1/15), 2043 ††	A2	9,700,000	7,283,924

Paris, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/25	Aaa	1,000,000	1,056,020

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	1,400,000	1,417,640

San Antonio, Arpt. Syst. Rev. Bonds, AGM, 5 1/4s,
7/1/32	AA+	1,415,000	1,309,568

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	928,700
5 1/4s, 11/15/22	A–	2,500,000	2,457,250

Tarrant Cnty., Hosp. Dist. Rev. Bonds, NATL,
5 1/2s, 8/15/19	Aa3	1,870,000	1,900,986

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/26	A2	5,000,000	4,599,300

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	1,650,000	1,670,807

TX State G.O. Bonds (Trans. Comm. Mobility Fund),
4 3/4s, 4/1/27	Aaa	5,000,000	5,099,150

TX State Rev. Bonds, 6.2s, 9/30/11	AA+	6,000,000	6,156,300

TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.34s, 12/1/36	VMIG1	665,000	665,000

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX State Affordable Hsg. Corp. Single Fam. Mtge.
Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	$1,473,152	$1,515,535

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	4,821,760

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	1,000,000	904,530

TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	Aaa	7,585,000	7,984,502

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,585,870

Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	AA–	3,960,000	4,063,396

			130,851,958
Utah (0.7%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.22s, 5/15/37	VMIG1	2,400,000	2,400,000

Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, U.S. Govt. Coll.,
8 1/8s, 5/15/15 (Prerefunded 5/5/11)	AAA	2,540,000	2,848,305
AMBAC, U.S. Govt. Coll., 6 3/4s, 5/15/20
(Escrowed to maturity)	AAA/P	1,900,000	1,905,244

			7,153,549
Vermont (—%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, AGM, 5s, 11/1/34	AA+	105,000	106,109
(Single Fam.), Ser. 23, AGM, 5s, 5/1/34	AA+	335,000	339,878

			445,987
Virginia (3.1%)
Chesterfield Cnty., Econ. Dev. Auth. Poll.
Control Rev. Bonds (VA Elec. & Pwr.), Ser. A,
5s, 5/1/23	A3	1,575,000	1,639,654

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A, 6 1/2s,
6/1/22	BB+/P	4,750,000	4,755,225

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	AA+	19,400,000	20,448,764

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	6,649,915

			33,493,558
Washington (2.8%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1
Production Syst.), FGIC, NATL
5s, 9/1/25	A1	695,000	701,241
5s, 9/1/24	A1	615,000	623,419

Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	1,140,000	1,148,960

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28	Aa1	8,320,000	8,501,293
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24	Aa1	5,270,000	5,499,930

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	$1,250,000	$1,273,275
(Catholic Hlth. Initiatives), Ser. D, 6 3/8s,
10/1/36	Aa2	7,050,000	7,451,004
Ser. B, NATL, 5s, 2/15/27	Baa1	2,330,000	1,950,490
(Kadlec Med. Ctr.), Ser. A, AGO, 5s, 12/1/21	AA+	3,000,000	3,039,600

WA State Hsg. Fin. Comm. Rev. Bonds (Single
Family Program), Ser. 2A, GNMA Coll., FNMA
Coll., 5s, 12/1/25	Aaa	335,000	332,230

			30,521,442
West Virginia (1.0%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	Aa2	6,200,000	6,253,568

Mason Cnty., Poll. Control (Appalachian Pwr. Co.
Project), Ser. L, 5 1/2s, 10/1/11	Baa2	2,000,000	2,001,580

Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	2,500,000	2,198,600

WV Econ. Dev. Auth. Solid Waste Disp. Fac. Rev.
Bonds (Appalachian Pwr. Co.), Ser. A, 5 3/8s,
12/1/38	Baa2	1,000,000	928,750

			11,382,498
Wisconsin (1.3%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	1,000,000	1,073,820
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	5,615,000	5,989,127

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	3,849,440

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,110,160

			14,022,547
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s,
7/15/39	A1	3,000,000	3,053,040

Gillette, Poll. Control VRDN, 0.23s, 1/1/18	P–1	1,900,000	1,900,000

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	2,812,236
5 1/2s, 1/1/33	A2	1,410,000	1,431,247

			9,196,523

Total municipal bonds and notes (cost $1,072,745,009)			$1,072,908,738

PREFERRED STOCKS (0.6%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A, 7.50% cum. pfd.	Ba1	5,488,569	$4,957,056

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. B, 7 3/4s cum. pfd.	Ba2	2,000,000	1,562,960

Total preferred stocks (cost $7,488,569)			$6,520,016

TOTAL INVESTMENTS

Total investments (cost $1,080,233,578)			$1,079,428,754

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,096,785,577.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	21.0%
State government	16.0
Utilities	13.7
Local government	10.0

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	11.4%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,072,908,738	$—

Preferred stocks	—	6,520,016	—

Totals by level	$—	$1,079,428,754	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,080,233,578)	$1,079,428,754

Cash	28,242

Interest and other receivables	18,008,139

Receivable for shares of the fund sold	497,521

Receivable for investments sold	2,859,646

Total assets	1,100,822,302

LIABILITIES

Distributions payable to shareholders	1,190,566

Payable for shares of the fund repurchased	1,389,652

Payable for compensation of Manager (Note 2)	412,689

Payable for investor servicing fees (Note 2)	51,084

Payable for custodian fees (Note 2)	5,687

Payable for Trustee compensation and expenses (Note 2)	319,419

Payable for administrative services (Note 2)	6,383

Payable for distribution fees (Note 2)	591,879

Other accrued expenses	69,366

Total liabilities	4,036,725

Net assets	$1,096,785,577

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,136,927,149

Distributions in excess of net investment income (Note 1)	(241,424)

Accumulated net realized loss on investments (Note 1)	(39,095,324)

Net unrealized depreciation of investments	(804,824)

Total — Representing net assets applicable to capital shares outstanding	$1,096,785,577

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,039,627,217 divided by 128,025,569 shares)	$8.12

Offering price per class A share (100/96.00 of $8.12)*	$8.46

Net asset value and offering price per class B share ($8,500,353 divided by 1,046,605 shares)**	$8.12

Net asset value and offering price per class C share ($25,930,020 divided by 3,187,862 shares)**	$8.13

Net asset value and redemption price per class M share ($5,458,919 divided by 670,474 shares)	$8.14

Offering price per class M share (100/96.75 of $8.14)***	$8.41

Net asset value, offering price and redemption price per class Y share
($17,269,068 divided by 2,123,941 shares)	$8.13

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INTEREST INCOME	$31,122,058

EXPENSES

Compensation of Manager (Note 2)	$2,539,551

Investor servicing fees (Note 2)	309,686

Custodian fees (Note 2)	7,619

Trustee compensation and expenses (Note 2)	62,792

Administrative services (Note 2)	13,408

Distribution fees — Class A (Note 2)	1,181,327

Distribution fees — Class B (Note 2)	39,713

Distribution fees — Class C (Note 2)	148,074

Distribution fees — Class M (Note 2)	14,773

Other	123,820

Total expenses	4,440,763

Expense reduction (Note 2)	(2,412)

Net expenses	4,438,351

Net investment income	26,683,707

Net realized loss on investments (Notes 1 and 3)	(5,161,810)

Net unrealized depreciation of investments during the period	(78,929,502)

Net loss on investments	(84,091,312)

Net decrease in net assets resulting from operations	$(57,407,605)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$26,683,707	$54,294,140

Net realized loss on investments	(5,161,810)	(1,313,363)

Net unrealized appreciation (depreciation) of investments	(78,929,502)	16,122,546

Net increase (decrease) in net assets resulting from operations	(57,407,605)	69,103,323

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(79,215)	(26,533)

Class B	(675)	(357)

Class C	(2,230)	(641)

Class M	(448)	(140)

Class Y	(1,156)	(128)

From tax-exempt net investment income
Class A	(25,106,381)	(51,283,561)

Class B	(184,461)	(520,479)

Class C	(564,094)	(1,042,140)

Class M	(127,653)	(252,826)

Class Y	(377,605)	(501,565)

Increase in capital from settlement payments	—	2,605

Redemption fees (Note 1)	—	347

Increase (decrease) from capital share transactions (Note 4)	(54,350,713)	8,987,792

Total increase (decrease) in net assets	(138,202,236)	24,465,697

NET ASSETS

Beginning of period	1,234,987,813	1,210,522,116

End of period (including distributions in excess of net investment
income of $241,424 and $481,213, respectively)	$1,096,785,577	$1,234,987,813

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees [a]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
March 31, 2011**	$8.71	.19	(.59)	(.40)	(.19)	(.19)	—	—	$8.12	(4.60) *	$1,039,627	.37*	2.32*	5*
September 30, 2010	8.60	.39	.10	.49	(.38)	(.38)	—	— [a,d]	8.71	5.97	1,168,501	.75 [e]	4.59 [e]	13
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	—	— [a,f,g]	8.60	14.03	1,156,735	.82 [e]	4.88 [e]	19
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	—	—	7.92	(4.13)	1,141,001.82		4.49	46
September 30, 2007	8.79	.37	(.16)	.21	(.36)	(.36)	—	—	8.64	2.49	1,311,819.79		4.26	25
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	—	—	8.79	3.79	1,166,380.79		4.28	12

Class B
March 31, 2011**	$8.71	.17	(.60)	(.43)	(.16)	(.16)	—	—	$8.12	(4.90) *	$8,500	.69*	2.00*	5*
September 30, 2010	8.60	.34	.10	.44	(.33)	(.33)	—	— [a,d]	8.71	5.37	10,561	1.39 [e]	3.96 [e]	13
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	—	— [a,f,g]	8.60	13.43	17,347	1.46 [e]	4.27 [e]	19
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	—	—	7.92	(4.67)	26,427	1.46	3.85	46
September 30, 2007	8.79	.32	(.16)	.16	(.31)	(.31)	—	—	8.64	1.92	39,730	1.44	3.61	25
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	—	—	8.79	3.11	43,125	1.44	3.63	12

Class C
March 31, 2011**	$8.72	.16	(.59)	(.43)	(.16)	(.16)	—	—	$8.13	(4.95) *	$25,930	.76*	1.93*	5*
September 30, 2010	8.61	.32	.11	.43	(.32)	(.32)	—	— [a,d]	8.72	5.12	32,627	1.54 [e]	3.79 [e]	13
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	—	— [a,f,g]	8.61	13.10	25,227	1.61 [e]	4.07 [e]	19
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	—	—	7.93	(4.92)	16,564	1.61	3.71	46
September 30, 2007	8.80	.30	(.16)	.14	(.29)	(.29)	—	—	8.65	1.64	8,432	1.59	3.46	25
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	—	—	8.80	2.99	9,210	1.59	3.48	12

Class M
March 31, 2011**	$8.73	.18	(.59)	(.41)	(.18)	(.18)	—	—	$8.14	(4.72) *	$5,459	.51*	2.18*	5*
September 30, 2010	8.62	.37	.10	.47	(.36)	(.36)	—	— [a,d]	8.73	5.66	6,217	1.04 [e]	4.30 [e]	13
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	—	— [a,f,g]	8.62	13.68	6,107	1.11 [e]	4.58 [e]	19
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	—	—	7.94	(4.39)	5,235	1.11	4.20	46
September 30, 2007	8.81	.35	(.16)	.19	(.34)	(.34)	—	—	8.66	2.19	5,346	1.09	3.96	25
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	—	—	8.81	3.49	4,912	1.09	3.98	12

Class Y
March 31, 2011**	$8.72	.20	(.59)	(.39)	(.20)	(.20)	—	—	$8.13	(4.48) *	$17,269	.26*	2.42*	5*
September 30, 2010	8.61	.41	.10	.51	(.40)	(.40)	—	— [a,d]	8.72	6.21	17,081	.54 [e]	4.74 [e]	13
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	—	— [a,f,g]	8.61	14.39	5,106	.61 [e]	5.05 [e]	19
September 30, 2008†	8.62	.30	(.70)	(.40)	(.30)	(.30)	—	—	7.92	(4.77) *	718	.45*	3.52*	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended September 30, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the fund) is a diversified Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments,  LLC, believes is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $29,693,237 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$2,860,244	September 30, 2011

4,466,195	September 30, 2012

430,649	September 30, 2013

1,248,409	September 30, 2014

150,375	September 30, 2016

6,919,758	September 30, 2017

13,617,607	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011 $1,944,475 of losses recognized during the period November 1, 2009 to September 30, 2010.

The aggregate identified cost on a tax basis is $1,080,120,425, resulting in gross unrealized appreciation and depreciation of $40,940,923 and $41,632,594, respectively, or net unrealized depreciation of $691,671.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion,
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,412 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $726, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,849 and $82 from the sale of class A and class M shares, respectively, and received $3,065 and $4,837 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $125 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $57,328,839 and $91,637,181, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	5,324,539	$44,534,821	12,159,929	$103,404,330

Shares issued in connection with
reinvestment of distributions	2,196,561	18,167,696	4,054,880	34,436,333

	7,521,100	62,702,517	16,214,809	137,840,663

Shares repurchased	(13,649,427)	(112,351,955)	(16,560,567)	(140,592,506)

Net decrease	(6,128,327)	$(49,649,438)	(345,758)	$(2,751,843)

	Six months ended 3/31/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	114,895	$950,533	249,497	$2,117,669

Shares issued in connection with
reinvestment of distributions	14,244	117,810	37,364	316,622

	129,139	1,068,343	286,861	2,434,291

Shares repurchased	(294,814)	(2,450,625)	(1,091,130)	(9,256,368)

Net decrease	(165,675)	$(1,382,282)	(804,269)	$(6,822,077)

	Six months ended 3/31/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	348,263	$2,926,623	1,476,883	$12,575,723

Shares issued in connection with
reinvestment of distributions	50,102	415,266	86,514	736,362

	398,365	3,341,889	1,563,397	13,312,085

Shares repurchased	(950,164)	(7,789,187)	(752,561)	(6,382,523)

Net increase (decrease)	(551,799)	$(4,447,298)	810,836	$6,929,562

	Six months ended 3/31/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	11,339	$94,177	144,780	$1,223,990

Shares issued in connection with
reinvestment of distributions	11,758	97,488	23,435	199,511

	23,097	191,665	168,215	1,423,501

Shares repurchased	(64,548)	(528,254)	(164,500)	(1,397,436)

Net increase (decrease)	(41,451)	$(336,589)	3,715	$26,065

	Six months ended 3/31/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	944,559	$7,836,586	1,848,798	$15,734,911

Shares issued in connection with
reinvestment of distributions	26,246	217,503	36,845	314,830

	970,805	8,054,089	1,885,643	16,049,741

Shares repurchased	(805,541)	(6,589,195)	(520,011)	(4,443,656)

Net increase	165,264	$1,464,894	1,365,632	$11,606,085

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA041
266986 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011